                                                                  EXHIBIT 10.3


                                                                  CONFORMED COPY
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          CONSENT, dated as of August 31, 1996 (this "Consent"), to (i) the
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Credit Agreement, dated as of October 24, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among IT
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CORPORATION, a California corporation (the "Borrower"), the several banks and
                                            --------
other financial institutions from time to time parties thereto (the "Lenders")
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and The Chase Manhattan Bank (formerly known as Chemical Bank), a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Agent") and (ii) the several Note Purchase Agreements, each dated
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as of October 24, 1995 (collectively, the "Note Agreements"), between the
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Borrower and the respective Purchasers thereunder.


                             W I T N E S S E T H :
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          WHEREAS, the parties hereto wish to waive certain provisions of the
Credit Agreement and the Note Agreements on the terms set forth herein;

          NOW, THEREFORE, in consideration of the premise contained herein, the parties hereto agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, capitalized terms
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used herein shall have the meanings ascribed to them in the Credit Agreement and the Note Agreements (collectively, the "Agreements").
                                        ----------

          2.  Consent.  The undersigned parties hereby consent to the proposed
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transfer (the "NEPCCO Transaction") by the Borrower of the capital stock of IT
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Environmental Services, Inc. ("NEPCCO") to a newly-created corporation ("Newco")
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to be jointly owned by the Parent and Photox Corporation, including to the extent required under the terms of such transaction the investment of an amount up to an additional $350,000.00 in Newco, provided that (i) the assets and
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liabilities of NEPCCO on the date of such transfer are substantially similar in all material respects to those of NEPCCO on the date hereof and previously disclosed to the Lenders in the information dated as of June 28, 1996 delivered pursuant to Section 21(b) of Schedule III; (ii) the NEPCCO Transaction is consummated within 30 days after the date hereof; (iii) the consideration received by the Borrower on the date of such transfer comprises not less than 10% of the common stock of Newco and 8% Series A Preferred Stock issued by Newco with an aggregate stated liquidation preference of not less than $1,550,000;
(iv) no liabilities or obligations are assumed, retained, created or entered into in connection with the NEPCCO Transaction other than any of the foregoing that would otherwise be permitted under the Agreements; (v) all capital stock received by the Borrower in connection with the NEPCCO Transaction, including that described in clause (iii) above, is pledged to the Collateral Agent, for the benefit of the Credit Providers, under, or on terms substantially similar to those set forth in, the existing Parent Pledge Agreement promptly, but in no event later than five business days after the consummation of the NEPCCO Transaction; and (vi) to the extent that at any time the Borrower has availability to make Restricted Investments or Restricted Payments under Section 7(j) and 8(d) of Schedule

III, the amount of the consideration received in the NEPCCO Transaction and any amount invested in Newco up to $350,000.00 as permitted above, and then outstanding shall be deemed to be a Restricted Investment for the purposes thereof, and deducted from the first occurring any such availability; and provided, further, that, notwithstanding any provision of the Agreements, after
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the consummation of the NEPCCO Transaction the Borrower shall make no investments in, loans or advances to, or guarantees of or for the benefit of, Newco in an aggregate amount in excess of $350,000.00.

          3.  Effective Date; Release.  This Consent will become effective as of
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the date hereof upon its execution by the Agent and the Credit Providers and its acknowledgment by the Borrower. The Credit Providers hereby authorize the Agent and the Collateral Agent, after the Effective Date and the consummation of the NEPCCO Transaction, to take such actions (i) to release the Collateral transferred thereby to Newco, (ii) to release NEPCCO from its obligations under its Guarantee and the Subsidiaries Security Agreement and (iii) to amend the Parent Pledge Agreement by replacing the existing Schedule I thereto with the form of Amended and Restated Schedule I attached hereto, as the Borrower shall reasonably request.

          4.  Representations and Warranties; No Default.  On and as of the date
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hereof, and after giving effect to this Consent, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in
Section 4 of the Credit Agreement, in the other Loan Documents (as defined in the Credit Agreement) and in the Note Agreements are true and correct in all material respects, provided that the references to the Credit Agreement or the
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Note Agreements therein shall be deemed to be references to this Consent and to the Credit Agreement or the Note Agreements, as the case may be, as amended by this Consent.

          5.  Limited Waiver.  Except as expressly waived herein, the Credit
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Agreement and each of the Note Agreements shall continue to be, and shall remain, in full force and effect. This Consent shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement, any other Loan Document, any of the Note Agreements or any Senior Note or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with any thereof or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          6.  GOVERNING LAW.  THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED
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AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          7.  Counterparts.  This Consent may be executed by the parties hereto
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in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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                                                                               3

          IN WITNESS HEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.


                              THE CHASE MANHATTAN BANK (formerly known as
                              Chemical Bank),
                                as Administrative Agent and as a Lender


                              By: /s/ E.J. Hess
                                  ----------------------------------
                                Title:  Vice President


                              THE FIRST NATIONAL BANK OF BOSTON


                              By: /s/ J. Lee Harper
                                  ----------------------------------
                                Title:  Vice President


                              SOCIETE GENERALE


                              By: /s/ David Brunson
                                  ----------------------------------
                                Title:  First Vice President


                              JOHN HANCOCK MUTUAL LIFE INSURANCE
                                COMPANY


                              By: /s/ Stephen J. Blewitt
                                  ----------------------------------
                                Title:  Investment Officer


                              JOHN HANCOCK LIFE INSURANCE
                                COMPANY OF AMERICA


                              By: /s/ Stephen A. MacLean
                                  ----------------------------------
                                Title:  Vice President - Investments

                              ALLSTATE LIFE INSURANCE COMPANY


                              By: /s/ Patricia W. Wilson
                                  ----------------------------------
                                Title:  Authorized Signatory


                              By: /s/ Steven M. Laude
                                  ----------------------------------
                                Title:  Authorized Signatory


                              THE MUTUAL LIFE INSURANCE COMPANY
                                OF NEW YORK


                              By: /s/ Suzanne E. Walton
                                  ----------------------------------
                                Title:  Managing Director


                              MONY LIFE INSURANCE COMPANY OF
                                AMERICA


                              By: /s/ Suzanne E. Walton
                                  ----------------------------------
                                Title:  Authorized Agent



ACKNOWLEDGED AND AGREED:

IT CORPORATION


By: ___________________________________________
 Title:  Vice President and Treasurer